FundVantage Trust

DuPont Capital Emerging Markets Fund

Polen Global Growth Fund

Private Capital Management Value Fund

These materials provide, in interactive data format using the Extensible Business Reporting Language, information relating to the DuPont Capital Emerging Markets Fund, the Polen Global Growth Fund and the Private Capital Management Value Fund (the “Funds”) in the prospectuses for the Funds each dated September 1, 2015 that were filed with the Securities and Exchange Commission pursuant to paragraph (c) of Rule 497 under the Securities Act of 1933, as amended, on September 4, 2015 (SEC Accession No. 0001104659-15-063819).

EXHIBIT INDEX

Index No.	Description of Exhibit
EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase